Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

11. Income Taxes

The Company is registered in the Cayman Islands and has operations in four tax jurisdictions — the PRC, the U.S., Hong Kong and Taiwan. The operations in Taiwan represent a branch office of the subsidiary in the U.S. For operations in the U.S., Hong Kong and Taiwan, the Company has incurred net accumulated operating losses for income tax purposes. The Company believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, the Company has provided full valuation allowance for the deferred tax assets arising from the losses at these locations as of December 31, 2013.

The components of income before income taxes are as follows:

	Year Ended December 31,
	2013	2012	2011
	(In thousands, except percentage)
Income (loss) before income tax expenses	$58,432	$34,585	$(297,417)
Income (loss) from non-China operations	$(18,430)	$19,590	$(362,692)
Income from China operations	$76,862	$14,995	$65,275
Income tax expenses applicable to China operations	$14,602	$2,730	$5,001
Effective tax rate for China operations	19%	18%	8%

The Company generated substantially all of its operating income from the PRC operations for the years ended December 31, 2013, 2012 and 2011, and has recorded income tax provisions for these years. In 2013, the Company’s Cayman Islands operations recorded a dilution loss totaling $10.2 million related to E-House. In 2012, the Company’s Cayman Islands operations recorded impairment charges totaling $8.4 million related to its investments in MCOX, a gain of $45.3 million related to its disposal of investment CRIC and a gain of $10.2 million from its disposal of investment in Tudou. In 2011, the Company’s Cayman Islands operations recorded impairment charges totaling $281.2 million related to its investments in CRIC and MCOX and an impairment charge of $68.9 million related to its MVAS goodwill. See also Note 4 to the Consolidated Financial Statements for further discussion.

Cayman Islands

Under the current tax laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

U.S.

As of December 31, 2013, the Company’s subsidiary in the U.S. had approximately $86.2 million of federal and $25.3 million of state net operating loss carryforwards available to offset future taxable income. The federal net operating loss carryforwards will expire, if unused, in the years ending June 30, 2018 through December 31, 2033, and the state net operating loss carryforwards will expire, if unused, in the years ending June 30, 2014 through December 31, 2033. Included in the net operating loss carryforwards were $39.7 million and $20.9 million of federal and state net operating loss carryforwards relating to employee stock options, the benefit of which will be credited to equity when realized. The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in certain situations when changes occur in the stock ownership of a company. In the event the Company has a change in ownership, utilization of carryforwards could be restricted. The deferred tax assets for the U.S. subsidiary at December 31, 2013 consisted mainly of net operating loss carryforwards, for which a full valuation allowance has been provided, as management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the net deferred tax assets for operation in the U.S.:

	As of December 31,
	2013	2012
	(In thousands)
Deferred tax assets:
Net operating loss carry-forwards	$30,826	$30,884
Other tax credits, allowances for doubtful accounts, accruals and other liabilities	453	488
Total deferred tax assets	31,279	31,372
Less: valuation allowance	(31,279)	(31,372)
Deferred tax assets	$—	$—

Hong Kong

As of December 31, 2013, the Company’s Hong Kong subsidiary had approximately $21.2 million of net operating loss carryforwards which can be carried forward indefinitely to offset future taxable income. As of December 31, 2013, the deferred tax assets for the Hong Kong subsidiary, consists mainly of net operating loss carryforwards, for which a full valuation allowance has been provided. Management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the net deferred tax assets for Hong Kong operation:

	December 31,
	2013	2012
	(In thousands)
Deferred tax assets:
Net operating loss carry-forwards	$2,787	$2,978
Less: valuation allowance	(2,787)	(2,978)
Deferred tax assets	$—	$—

China

Effective January 1, 2008, the Enterprise Income Tax Law (the “EIT Law”) in China unifies the enterprise income tax rate for the entities incorporated in China at 25% if they are not eligible for any preferential tax treatment.  The EIT Law provides a five-year transitional period for certain entities that enjoyed a favorable income tax rate of less than 25% and/or a preferential tax holiday under the Previous IT Law and were established before March 16, 2007, to gradually increase their rates to 25%. In addition, high and new technology enterprises continue to enjoy a preferential tax rate of 15%. The EIT Law also provides grandfather treatment for high and new technology enterprises that received special tax holidays under the Previous IT Law to continue to enjoy their tax holidays until expiration provided that specific conditions are met. Five of the Company’s subsidiaries and VIEs in China, SINA.com Technology (China) Co., Ltd., SINA Technology (China) Co., Ltd. , Beijing New Media Information Technology Co., Ltd., Fayco Network Technology Development (Shenzhen) Co., and Beijing SINA Flying Software Co., Ltd., were qualified as high and new technology enterprises and enjoy a preferential tax rate of 15% under the new EIT Law.

On February 22, 2008, relevant governmental regulatory authorities released qualification criteria, application procedures and assessment processes for “software enterprise”. The relevant qualification criteria, application procedures and assessment processes for software enterprise were updated in April 2013. For those entities qualified as software enterprise, they can enjoy an income tax exemption for two years beginning with its first profitable year and a 50% tax reduction to a rate of 12.5% for the subsequent three years. SINA (Shanghai) Management Co., Ltd., was qualified a software enterprise in 2010 and is exempted from income tax for the first two years and is entitled to a preferential tax rate of 12.5% for the three years from thereafter. Weibo Technology was qualified as a software enterprise and will enjoy the relevant tax holiday from its first profitable year. As of December 31, 2013, Weibo Technology was still in accumulative loss position.

The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC should be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The Implementing Rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.” Based on a review of surrounding facts and circumstances, the Company does not believe that it is likely that its operations outside of the PRC should be considered a resident enterprise for PRC tax purposes. However, due to limited guidance and implementation history of the EIT Law, should SINA be treated as a resident enterprise for PRC tax purposes, the Company will be subject to PRC tax on worldwide income at a uniform tax rate of 25% retroactive to January 1, 2008.

The EIT Law also imposes a withholding income tax of 10% on dividends distributed by an FIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. Such withholding income tax was exempted under the Previous IT Law. The Cayman Islands, where the Company incorporated, does not have such tax treaty with China. According to the arrangement between Mainland China and Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion in August 2006, dividends paid by an FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% (if the foreign investor owns directly at least 25% of the shares of the FIE). The State Administration of Taxation further promulgated Circular 601 on October 27, 2009, which provides that tax treaty benefits will be denied to “conduit” or shell companies without business substance and that a beneficial ownership analysis will be used based on a “substance-over-form” principle to determine whether or not to grant the tax treaty benefits.

A majority of the Company’s FIEs’ operations in China are invested and held by Hong Kong registered entities. If we are regarded as a non-resident enterprise and our Hong Kong subsidiaries are regarded as resident enterprises, then our Hong Kong subsidiaries may be required to pay a 10% withholding tax on any dividends payable to us. If our Hong Kong entities are regarded as non-resident enterprises, then our PRC subsidiaries may be required to pay a 5% withholding tax for any dividends payable to our Hong Kong subsidiaries. However, it is still unclear at this stage whether Circular 601 applies to dividends from our PRC subsidiaries paid to our Hong Kong subsidiaries and if our Hong Kong subsidiaries were not considered as “beneficial owners” of any dividends from their PRC subsidiaries, the dividends payable to our Hong Kong subsidiaries would be subject to withholding tax at a rate of 10%. In accordance with accounting guidance, all undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. Based on the subsequently issued interpretation of the EIT, Article 4 of Cai Shui (2008) Circular No. 1, dividends on earnings prior to 2008 but distributed after 2008 are not subject to withholding income tax. The current policy approved by the Company’s board of directors allows the Company to distribute PRC earnings offshore only if the Company does not have to pay a dividend tax. Such policy may require the Company to reinvest all earnings made since 2008 onshore indefinitely or be subject to a significant withholding tax should its policy change to allow for earnings distribution offshore. As of December 31, 2013 and 2012, the Company did not record any withholding tax on the retained earnings of its FIEs in the PRC as the Company intends to reinvest all earnings in China since 2008 to further expand its business in China, and its FIEs do not intend to declare dividends on the retained earnings made since 2008 to their immediate foreign holding companies.

The Company’s VIEs are wholly owned by the Company’s employees and controlled by the Company through various contractual agreements. To the extent that these VIEs have undistributed earnings, the Company will accrue appropriate expected tax associated with repatriation of such undistributed earnings.

In December 2009, the State Administration of Tax in China issued a circular on strengthening the management of proceeds from equity transfers by non-China tax resident enterprises and requires foreign entities to report indirect sales of China tax resident enterprises. If the existence of the overseas intermediary holding company is disregarded due to lack of reasonable business purpose or substance, gains on such sale are subject to PRC withholding tax. Due to limited guidance and implementation history of the circular, significant judgment is required in the determination of a reasonable business purpose for an equity transfer by our non-China tax resident entity by considering factors, including but not limited to, the form and substance of the arrangement, time of establishment of the foreign entity, relationship between each step of the arrangement, relationship between each component of the arrangement, implementation of the arrangement and the changes in the financial position of all parties involved in the transaction. Although the Company believes that it is more likely than not all the transactions made by the Company during the all the presented periods would be determined to have reasonable business purpose, should this not be the case, the Company would be subject to a significant withholding tax that could materially and adversely impact its financial position, results of operations and cash flows.

Composition of income tax expenses for China operations

The following table sets forth current and deferred portion of income tax expenses of the Company’s China subsidiaries and VIEs:

	Year Ended December 31,
	2013	2012	2011
	(In thousands)
Current tax provision	$12,820	$6,245	$5,930
Deferred tax (benefits) provision	1,782	(3,515)	(929)
Income tax expenses	$14,602	$2,730	$5,001

Reconciliation of the differences between statutory tax rate and the effective tax rate for China operations

The following table sets forth reconciliation between the statutory EIT rate and the effective tax rate for China operations:

	Year Ended December 31,
	2013	2012	2011
Statutory EIT rate	25%	25%	25%
Effect on tax holiday and preferential tax rate	(10)%	(12)%	(18)%
Permanent differences	(1)%	4%	1%
Change in valuation allowance	5%	1%	—
Effective tax rate for China operations	19%	18%	8%

The provisions for income taxes for the years ended December 31, 2013, 2012 and 2011 differ from the amounts computed by applying the EIT primarily due to the tax holidays and the preferential tax rate enjoyed by certain of the Company’s entities in the PRC. The lower effective tax rate of the Company’s PRC operations for 2011 as primarily due to additional tax holidays received from a newly qualified subsidiary. The effective tax rate of the Company’s PRC operations for 2013 and 2012 increased to 19% and 18% was due to the expiration of tax holidays and the increase in non-deductible expenses.

The following table sets forth the effect of tax holiday related to China operations:

	Year Ended December 31,
	2013	2012	2011
	(In thousands, except per share amount)
Tax holiday effect	$7,583	$1,713	$10,306
Basic net income (loss) per share effect	$0.11	$0.03	$0.16
Diluted net income (loss) per share effect	$0.11	$0.03	$0.16

The following table sets forth the significant components of deferred tax assets and liabilities for China operations:

	December 31,
	2013	2012
	(In thousands)
Deferred tax assets:
Allowances for doubtful accounts, accruals and other liabilities	$16,523	$12,977
Net operating loss carry forwards	3,082	3,187
Depreciation	139	467
Total deferred tax assets	19,744	16,631
Less: valuation allowance	(15,190)	(10,810)
Net deferred tax assets	$4,554	$5,821
Including – Current deferred tax assets	3,480	4,161
– Non-current deferred tax assets	1,074	1,660

Deferred tax liabilities:
Depreciation	$(469)	$(389)
Others	(621)	(199)
Total deferred tax liabilities	$(1,090)	$(588)
Including – Current deferred tax liabilities	(621)	(199)
- Non-current deferred tax liabilities	(469)	(389)

Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including (i) future reversals of existing taxable temporary differences; (ii) future taxable income exclusive of reversing temporary differences and carryforwards; and (iii) tax planning strategies. Historically, deferred tax assets were valued using the previous statutory rate of 25% or applicable preferential rates.

As of December 31, 2013 and 2012, the Company provided full valuation allowance of the deferred tax assets for China operations mainly relates to the allowance for doubtful accounts, given that the Company believes it is more likely than not that these deferred tax assets will not be utilized.

As of December 31, 2013, the Company had net operating loss carry forwards totaling $12.1 million, of which $6.7 million were provided with valuation allowance and the remaining $5.4 million is expected to be utilized prior to expiration.  As of December 31, 2012, the Company had net operating loss carry forwards totaling $12.7 million, of which $6.6 million were provided with valuation allowance and the remaining $6.1 million is expected to be utilized prior to expiration.